                           SIGNATURES OF REPORTING PERSONS
     This Statement on Form 4 is filed by the Reporting Persons listed below.

Dated:  October 5, 2020

                                            SILVER PRIVATE HOLDINGS I, LLC
                                            By: Silver Private Investments, LLC,
                                            its sole member

                                            By:    /s/ Peter Berger
                                                   ----------------------------
                                                   Name: Peter Berger
                                                   Title: Authorized Signatory

                                            SILVER PRIVATE INVESTMENTS, LLC

                                            By:    /s/ Peter Berger
                                                   ----------------------------
                                                   Name: Peter Berger
                                                   Title: Authorized Signatory

                                            SIRIS PARTNERS III, L.P.
                                            SIRIS PARTNERS III PARALLEL, L.P.
                                            By: Siris Partners GP III, L.P., its
                                            general partner
                                            By: Siris GP HoldCo III, LLC, its
                                            general partner

                                            By:   /s/ Peter Berger
                                                  -----------------------------
                                                  Name: Peter Berger
                                                  Title: Managing Member

                                            SIRIS PARTNERS GP III, L.P.
                                            By: Siris GP HoldCo III, LLC, its
                                            general partner

                                            By:    /s/ Peter Berger
                                                   ----------------------------
                                                   Name: Peter Berger
                                                   Title: Managing Member

                           [Signature Page to Form 4]

                                            SIRIS GP HOLDCO III, LLC

                                            By:    /s/ Peter Berger
                                                   -----------------------------
                                                   Name: Peter Berger
                                                   Title: Managing Member

                                            SIRIS CAPITAL GROUP III, L.P.
                                            By: Siris Group GP, LLC, its general
                                            partner

                                            By:    /s/ Peter Berger
                                                   ----------------------------
                                                   Name: Peter Berger
                                                   Title: Manager

                                            SIRIS CAPITAL GROUP, LLC
                                            By:  Siris Group GP, LLC, its
                                            managing member

                                            By:    /s/ Peter Berger
                                                   ----------------------------
                                                   Name: Peter Berger
                                                   Title: Manager

                                            SIRIS GROUP GP, LLC

                                            By:   /s/ Peter Berger
                                                  -----------------------------
                                                  Name: Peter Berger
                                                  Title: Manager

                            [Signature Page to Form 4]